SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - March 25, 1999

                        HARLEYSVILLE NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



      Pennsylvania                  0-15237                   23-2210237
  ----------------------         ----------------       ----------------------
State or other jurisdiction     (Commission File           (IRS Employer
    of incorporation)                Number)            Identification Number)



      483 Main Street
 Harleysville, Pennsylvania                                 19438
------------------------------               ---------------------------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number including area code:     (215) 256-8851
                                                   -----------------------


                                    N/A
        _____________________________________________________________
        (Former name or former address, if changed since last report)


                    Page 1 of 45 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 5
                                        1

Item 1. Changes in Control of Registrant.

                  Not Applicable.

Item 2. Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3. Bankruptcy or Receivership.

                  Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5. Other Events.

          The Registrant files this Current Report on Form 8-K to file certain contracts with the Commission, which are attached as exhibits to this Current Report.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7. Financial Statements and Exhibits.

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Exhibits:

          99.1 Employment Agreement, dated October 26 , 1998, between Walter E. Daller, Jr., Harleysville National Corporation and Harleysville National Bank & Trust Company.

          99.2 Employment Agreement, dated October 26, 1998, between Vernon l. Hunsberger, Harleysville National Corporation and Harleysville National Bank & Trust Company.

          99.3 Employment Agreement,  dated October 26, 1998, between Demetra M.
               Takes,   Harleysville   National   Corporation  and  Harleysville
               National Bank & Trust Company.

Item 8. Change in Fiscal Year.

                  Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HARLEYSVILLE NATIONAL CORPORATION
                                          (Registrant)


Dated: March 25, 1999                     /s/ Walter E. Daller, Jr.
                                          ------------------------------------
                                          Walter E. Daller, Jr.,
                                          President and Chief Executive Officer

                                                             EXHIBIT INDEX
                                                              Page Number
                                                              in Manually
Exhibit                                                      Signed Original
-------                                                     ----------------

99.1 Employment  Agreement,  dated  October  26,  1998,            6
     between  Walter E. Daller,  Jr., Harleysville
     National Corporation  and  Harleysville National
     Bank & Trust Company.

99.2 Employment Agreement, dated October 26, 1998, between         20
     Vernon L. Hunsberger, Harleysville National Corporation and Harleysville National Bank & Trust Company.

99.3 Employment Agreement, dated October 26, 1998,                 33
     between Demetra M. Takes, Harleysville
     National Corporation and Harleysville National
     Bank & Trust Company.